Retirement Class HBFRX
Institutional Class HABDX
Administrative Class HRBDX

Harbor Bond Fund

Supplement to Summary Prospectus dated March 1, 2019
December 12, 2019
Effective December 11, 2019, Mihir P. Worah no longer serves as a portfolio manager for Harbor Bond Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) continues to serve as the subadviser to the Fund. Scott A. Mather and Mark R. Kiesel continue to serve as portfolio managers for the Fund, and effective December 11, 2019, Mohit Mittal will also serve as portfolio manager for the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 4 of the Summary Prospectus:
Portfolio Managers
Scott A. Mather Pacific Investment Management Company LLC
Mr. Mather is Chief Investment Officer, U.S. Core Strategies and a Managing Director of PIMCO and has managed the Fund since 2014.
Mark R. Kiesel Pacific Investment Management Company LLC
Mr. Kiesel is Chief Investment Officer, Global Credit and a Managing Director of PIMCO and has managed the Fund since 2014.
Mohit Mittal Pacific Investment Management Company LLC
Mr. Mittal is a Managing Director of PIMCO and has managed the Fund since 2019.
Investors Should Retain This Supplement For Future Reference
S1219.SP.B